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                                                                    Exhibit 10.3


                         THIRD AMENDMENT TO SECOND AMENDED
                            AND RESTATED LOAN AGREEMENT





     This Third Amendment to Second Amended and Restated Loan Agreement dated as of September 4, 1998, by and between Citizens Bank of Massachusetts (herein "BANK"), and DM Management Company, a Delaware corporation (herein "BORROWER").

                                    WITNESSETH:


     WHEREAS, BANK and BORROWER are parties to that certain Loan Agreement made as of June 5, 1997 by and between BANK and BORROWER, as the same has been amended and restated in a certain Amended and Restated Loan Agreement dated as of October 31, 1997, and in a certain Second Amended and Restated Loan Agreement dated March 5, 1998, and as amended by a certain First Amendment to Second Amended and Restated Loan Agreement dated as of June 30, 1998, and Second Amendment to Second Amended and Restated Loan Agreement dated as of September 4, 1998 (as so restated and amended, the "Loan Agreement");

     WHEREAS, BORROWER and the BANK wish to amend the Loan Agreement as more particularly hereafter set forth. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereby agree that the Loan Agreement is hereby amended as follows:

     1.   Section 1.01 of the Loan Agreement is hereby amended as follows:

               (a) By deleting the definition of ADVANCE FORMULA and substituting the following in lieu thereof:

                    "'ADVANCE FORMULA' shall mean the aggregate of (A) fifty
               percent (50%) of the lower of (i) cost or (ii) market value of ELIGIBLE INVENTORY, (B) One Million Dollars ($1,000,000.00), (C) one hundred percent (100%) of the lower of (i) cost or (ii) market value of IN TRANSIT INVENTORY to a maximum value of Two Million Five


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               Hundred Thousand Dollars ($2,500,000.00) at any time, (D) fifty percent (50%) of the lower of (i) cost or (ii) market value of IN TRANSIT INVENTORY in excess of Two Million Five Hundred Thousand Dollars ($2,500,000.00), and (E) during the SPECIAL PERIOD, eighty percent (80%) of the cost of new materials handling equipment delivered to the BORROWER (and upon which the BANK shall hold a first priority security interest hereunder) and with respect to which BORROWER has delivered to the BANK invoices satisfactory to the BANK showing delivery to BORROWER of such equipment, to a maximum delivered cost of Nine Million Five Hundred Thousand Dollars ($9,500,000.00) provided however that upon the BORROWER entering into the CITIZENS LEASE, no further sums shall be included in this ADVANCE FORMULA pursuant to this Clause E.

               (b)  By inserting a definition of CITIZENS LEASE as follows:

                    "CITIZENS LEASE" shall mean a lease of materials handling
               equipment by Citizens Financial Group or any of its subsidiaries, as lessor, to BORROWER, as lessee, in an amount not to exceed Nine Million Five Hundred Thousand Dollars ($9,500,000.00)."

               (c) By deleting the definition of IN TRANSIT INVENTORY and substituting therefor the following:

                    "IN TRANSIT INVENTORY" shall mean inventory (A) which is in the possession of a third party for delivery to BORROWER, after delivery of a LETTER OF CREDIT to the vendor thereof (B) which consists of finished first quality goods, and (C) with respect to which at such time as the LETTER OF CREDIT shall be presented for payment (i) title will have passed to BORROWER, and (ii) a first security interest will have attached pursuant to the SECURITY AGREEMENT."

               (d) By deleting the definition of REVOLVING CREDIT COMMITMENT AMOUNT and substituting the following in lieu thereof:

                    "REVOLVING CREDIT COMMITMENT AMOUNT' (sometimes the
               'REVOLVING COMMITMENT AMOUNT') shall mean the sum of Eight Million Five Hundred Thousand Dollars ($8,500,000.00) except that during the SPECIAL


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               PERIOD it shall mean Twenty-Three Million Five Hundred Thousand
               Dollars ($23,500,000.00) (unless BORROWER delivers written notice to the BANK requesting a lesser amount and BANK confirms same in writing), provided however that any such increase as aforesaid (consisting of Fifteen Million Dollars ($15,000,000)) shall be reduced by the amount financed under the CITIZENS LEASE."

               (e) By deleting the definition of REVOLVING NOTE and substituting the following in lieu thereof:

                    "REVOLVING NOTE' shall mean a promissory note in the face
               amount of REVOLVING CREDIT COMMITMENT AMOUNT (or if there be more than one REVOLVING CREDIT COMMITMENT AMOUNT during any period, the highest such REVOLVING CREDIT COMMITMENT AMOUNT during any such period), issued by the BORROWER to the order of the BANK and evidencing the obligation to repay the REVOLVING LOAN, as the same may be amended from time to time, including without limitation, as replaced by the REPLACEMENT REVOLVING NOTE and SECOND REPLACEMENT REVOLVING NOTE. The REVOLVING NOTE , as so replaced, was originally in the form of Exhibit '1.01.C'".

               (f) By inserting a definition of SECOND REPLACEMENT REVOLVING NOTE as follows:

                    "SECOND REPLACEMENT REVOLVING NOTE' shall mean the
               promissory note dated September 4, 1998 in the face amount of Twenty-Three Million Five Hundred Thousand Dollars ($23,500,000.00) provided for under the LOAN AGREEMENT, issued by the BORROWER to the order of the BANK in substitution and replacement, and not in payment, of the REPLACEMENT REVOLVING NOTE and evidencing the obligation to repay the REVOLVING LOAN."

               (g) By deleting the first four lines of the definition of REAL ESTATE MORTGAGE and substituting therefor the following:

                    "REAL ESTATE MORTGAGE" shall mean a mortgage of the REAL
               ESTATE, as the same may hereafter be amended from time to time, granted by the BORROWER to the BANK securing repayment of the OBLIGATIONS


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               including without limitation the REAL ESTATE NOTE, which MORTGAGE shall include without limitation:"

               (h)  By inserting a definition of SPECIAL EVENT as follows:

                    "SPECIAL EVENT" shall mean that on or before December 31,
               1998 BORROWER has not received a written commitment to provide mortgage funding for the Tilton, New Hampshire real estate currently owned by the BORROWER, which commitment is satisfactory to the BANK in its sole judgment as to amount committed and the term contracted."

               (i)  By inserting a definition of SPECIAL PERIOD as follows:

                    "SPECIAL PERIOD" shall mean the period commencing September
               11, 1998 and terminating March 31, 1999 unless the SPECIAL EVENT shall have occurred in which case the SPECIAL PERIOD shall terminate December 31, 1998."

     2. Section 2.16 is hereby deleted and the following substituted in lieu thereof:

                    "2.16   The initial BORROWING shall be in the form of the
               making of ADVANCE(S) pursuant to Section 2.01 in an aggregate principal amount which, when taken together with the proceeds of the TERM LOAN and the INTERIM LOAN will be at least equal to the aggregate outstanding principal amount of loans under existing agreements with Fleet Bank. Such proceeds of such initial ADVANCE(S) and of the TERM LOAN and of the INTERIM LOAN were applied to repay in full all such outstanding loans. The proceeds of all subsequent ADVANCES shall be applied to the working capital needs of the BORROWER and for the cost of certain materials handling equipment."

     3. Section 5A.05 is hereby deleted and the following substituted in lieu thereof:

                    "5A.05   The term of the BRIDGE NOTE having expired and all
               of the conditions of Article XV and Section 2.08 having been satisfied and no EVENT OF DEFAULT having occurred, the BANK agreed to extend the term for repayment of the BRIDGE LOAN until December 31, 1998


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               and to reprice the same in the manner provided.  Such BRIDGE LOAN was evidenced by the NEW BRIDGE NOTE. The BORROWER having represented that all of the conditions of Article XV and Section
               2.08 have been satisfied and remain fulfilled as of the date hereof, and that no EVENT OF DEFAULT has occurred, provided that no SPECIAL EVENT shall have occurred on or before December 31, 1998, the BANK agrees to further extend the term of the BRIDGE LOAN until March 31, 1999 and to reprice the same in the manner provided in Section 5A.08 hereof."

     4. Concurrently herewith, BORROWER shall execute and deliver to the BANK a replacement NEW BRIDGE NOTE to reflect the amended maturity date of such note. All references in the Loan Agreement to the "NEW BRIDGE NOTE" shall hereafter be deemed to refer to such "REPLACEMENT NEW BRIDGE NOTE" executed of even date herewith.

     5. Section 5A.08 is hereby deleted and the following substituted in lieu thereof:

                    "5A.08   The BORROWER shall from March 5, 1998 until the
               full balance of principal and interest on the BRIDGE LOAN shall have been paid in full, pay interest monthly in arrears on the daily outstanding balance of the BRIDGE LOAN from time to time outstanding at the rate provided in Section 5A.04. for each INTEREST PERIOD (unless otherwise provided herein), provided however that if no SPECIAL EVENT shall have occurred on or before December 31, 1998 then, (and only in such case), from January 1, 1999 until March 31, 1999 interest for such period shall be paid at the SPECIAL LIBOR RATE determined with respect to an INTEREST PERIOD of ninety (90) days."

     6. Section 5B.02 is hereby deleted and the following substituted in lieu thereof:

                    "5B.02  The SHORT TERM REVOLVING LOAN shall be paid in full on the first to occur of (1) the obtaining of permanent financing with respect to such Project or (2) March 31, 1999, provided however that if the SPECIAL EVENT shall have occurred, such payment date shall be December 31, 1998."


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     7.   Concurrently herewith, BORROWER shall execute and deliver to the BANK a replacement SHORT TERM REVOLVING NOTE to reflect the amended maturity date(s) of such note. All references in the Loan Agreement to "SHORT TERM REVOLVING NOTE" shall hereafter be deemed to refer to such "REPLACEMENT SHORT TERM REVOLVING NOTE" executed of even date herewith.

     8. Section 11.01 is hereby deleted and the following substituted in lieu thereof:

                    "11.01  The BORROWER will not issue evidences of
               INDEBTEDNESS nor create, assume, become contingently liable for, nor suffer to exist INDEBTEDNESS for borrowed money in addition to indebtedness to the BANK; provided, however, that BORROWER (a) may incur liabilities other than for money borrowed which are incurred or arise in the ordinary course of the BORROWER'S business, (b) may in any fiscal year of the BORROWER grant purchase money security interests in connection with the purchase of property with a purchase price not to exceed Two Hundred Fifty Thousand Dollars ($250,000.00) (c) may borrow an aggregate sum up to One Million Dollars ($1,000,000.00) from the Belknap County Development Council of the State of New Hampshire (the "Council") solely for the purchase of equipment to be used in the operation of the Tilton, N.H. facility and may grant a purchase money security interest to said Council in conection therewith, and (d) may enter into the CITIZENS LEASE provided that the amount of INDEBTEDNESS secured by such purchase money security interests permitted above, shall not exceed the lesser of (i) the purchase price therefor or (ii) the fair market value of the property financed and such purchase money security interest shall not relate to any other assets or property of the BORROWER except the property thereby acquired."

     9. Paragraph 11.11 of the Loan Agreement is hereby deleted in the following inserted in lieu thereof:

                    "11.11   The BORROWER will not, for any four (4) consecutive
               fiscal quarters, permit DEBT SERVICE COVERAGE to be less than
               1.25 to 1. Such covenant shall be calculated quarterly based upon the preceding 12 months of operations commencing with the twelve month period ending June 30, 1997. Notwithstanding the foregoing, the calculation for the quarters ending June 30, 1998, September 30, 1998, December 31, 1998 and March 31,


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               1999 shall be made without any reference to UNFINANCED CAPITAL
               EXPENDITURES."

     This Amendment shall take effect as of the date first above written.

     Except as hereby amended, the Loan Agreement is hereby ratified, confirmed and republished.


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     IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date first above written.

Witness:                              DM MANAGEMENT COMPANY

/s/ Richard J. Snyder
------------------------------        By: /s/ Olga L. Conley
                                         ----------------------------------
                                         Olga L. Conley, Chief Financial Officer


                                      CITIZENS BANK OF MASSACHUSETTS

                                      By: /s/ Lori B. Leeth, SVP
                                         ----------------------------------
                                         Lori B. Leeth, Senior Vice President


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